H.C.C. FINANCIAL SERVICES
                                40 Deodora Drive
                           Atherton, California 94026


                               FACTORING AGREEMENT


This Factoring Agreement (the "Agreement") is made on the 31st day of March, 1992 by and between H.C.C. Financial (Buyer) services doing business at 40 Deodora Drive, Atherton, CA 94027 and Cross/Z International, Inc., a California corporation (Seller) having its principal place of business and chief executive office at:

Address:                   1150 BALLENA BLVD., SUITE 255
                           ----------------------------------------------------
City:                      ALAMEDA
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County:                    ALAMEDA
                           ----------------------------------------------------
State:                     CALIFORNIA, 94501
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Mailing address (if different from above)

Post Office Box:                    ___________________________________________
City:                               ___________________________________________
State:                              ___________________________________________
Zip Code:                           ___________________________________________

Definitions.  When used herein, the following terms shall have the following meanings.

1.1 "Account Balance" shall mean, on any given day, the gross amount of all Purchased Receivables unpaid on that day.

1.2 "Account Debtor" shall have the meaning set forth in the California Uniform Commercial Code and shall include any person liable on any Purchased Receivable, including without limitation, any guarantor of the Purchased Receivable and any issuer of a letter of credit or banker's acceptance.

1.3 "Adjustments" shall mean all discounts, allowances, returns, disputes, counterclaims, offsets, defenses, rights of recoupment, rights of return, warranty claims, or short payments, asserted by or on behalf of any Account Debtor with respect to any Purchased Receivable.

1.4 "Administrative Fee" shall have the meaning as set forth in Section 3.3 hereof.

1.5      "Advance" shall have the meaning set forth in Section 2.2 hereof.


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1.6      "Collateral" shall have the meaning set forth in Section 8 hereof.

1.7 "Collections" shall mean all good funds received by Buyer from or on behalf of an Account Debtor with respect to Purchased Receivables.

1.8 "Event of Default" shall have the meaning set forth in Section 9 hereof.

1.9      "Finance  Charges"  shall have the  meaning  set forth in  Section  3.2 hereof.

1.10 "Invoice Transmittal" shall mean a writing signed by an authorized representative of Seller which accurately identifies the Purchased Receivables, and includes for each Purchased Receivable the correct amount owed by the Account Debtor, the name and address of the Account Debtor, the invoice number, the invoice date and the account code.

1.11     "Obligations" shall have the meaning set forth in Section 4.4 hereof.

1.12 "Purchased Receivables" shall mean all those accounts, chattel paper, instruments, contract rights, documents, general intangibles, letters of credit, drafts, bankers acceptances, and rights to payment, and all proceeds thereof, arising out of the invoices and other agreements identified on or delivered with any Invoice Transmittal delivered by Seller to Buyer which Buyer elects to purchase and for which Buyer makes an Advance.

1.13     "Refund" shall have the meaning set in Section 3.5 hereof.

1.14     "Reserve" shall have the meaning set forth in Section 2.4 hereof.

1.15 "Repurchase Amount" shall have the meaning set forth in Section 4.2 hereof.

1.16 "Reconciliation Date" shall mean the last calendar day of each Reconciliation Period.

1.17     "Reconciliation Period" shall mean each calendar month of every year.

2.       PURCHASE AND SALE OF RECEIVABLES.
         2.1 OFFER TO SELL RECEIVABLES. During the term hereof, and provided that there does not then exist any Event of Default or any event that with notice, lapse of time or otherwise would constitute an Event of Default, Seller may request that Buyer purchase receivables and Buyer may, in its sole discretion, elect to purchase receivables. Seller shall deliver to Buyer an Invoice Transmittal with respect to any receivable for which a request for purchase is made. An authorized representative of Seller shall sign each Invoice Transmittal delivered to Buyer. Buyer shall be entitled to rely on all of the information provided by Seller to Buyer on the Invoice Transmittal and to rely on the signature on any Invoice Transmittal as an authorized signature of Seller.

         2.2 ACCEPTANCE OF RECEIVABLES. Buyer shall have no obligation to purchase any receivable listed on an Invoice Transmittal. Buyer may exercise its sole discretion in approving the credit of each Account Debtor before buying any receivable. Upon acceptance by Buyer of all or any of the receivables described on any Invoice Transmittal, Buyer shall pay to Seller 80 percent of the face amount of each receivable Buyer desires to purchase. Such payment shall be the "Advance" with respect to such receivable. Buyer may, from time to time, in its sole discretion, change the percentage of the Advance. Upon Buyer's acceptance of the receivable and payment to Seller of the Advance, the receivable shall become a "Purchased Receivable."

         2.3 EFFECTIVENESS OF SALE TO BUYER. Effective upon Buyer's payment of an Advance, and for and in consideration therefor and in consideration of the covenants of this Agreement, Seller hereby absolutely sells, transfers and assigns to Buyer, all of Seller's right, title and interest in and to each Purchased Receivable and all monies due or which may become due on or with respect to such Purchased Receivable. Buyer shall be the absolute owner of each Purchased Receivable. Buyer shall have, with respect to any goods related to the Purchased Receivable, all the rights and remedies of an unpaid seller under the Uniform Commercial Code and other applicable law, including the rights of replevin, claim and delivery, reclamation and stoppage in transit.

         2.4 ESTABLISHMENT OF A RESERVE. Upon the purchase by Buyer of each Purchased Receivable, Buyer shall establish a reserve. The reserve shall be the amount by which the face amount of the Purchased Receivable exceeds the Advance on that Purchased Receivable (the "Reserve"); provided, the Reserve with respect to all Purchased Receivables outstanding at any one time shall be the amount not less than 20 percent of the Account Balance at that time and may be set at a higher percentage, at Buyer's sole discretion. The Reserve shall be a book balance maintained on the records of Buyer and shall not be a segregated fund.

3.       COLLECTIONS, CHARGES AND REMITTANCES.
         3.1 COLLECTIONS. Upon receipt by Buyer of Collections, Buyer shall promptly credit such Collections to Seller's Account

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Balance on a daily  basis;  provided,  that if Seller is in  default  under this
Agreement, Buyer shall apply all Collections to Seller's Obligations hereunder in such order and manner as Buyer may determine. If an item of collection is not honored or Buyer does not receive good funds for any reason, the amount shall be included in the Account Balance as if the Collections had not been received and Finance Charges under Section 3.2 shall accrue thereon.

         3.2 FINANCE CHARGES. On each Reconciliation Date, Seller shall pay to Buyer a finance charge in an amount equal to one percent per month of the average daily Account Balance outstanding during the applicable Reconciliation Period (the "Finance Charges"). Buyer shall deduct the accrued Finance Charges from the Reserve as set forth in Section 3.5 below.

         3.3 ADMINISTRATIVE FEE. On each Reconciliation Date Seller shall pay to Buyer an Administrative Fee equal to zero percent of the face amount of each Purchased Receivable first purchased during that Reconciliation Period (the "Administrative Fee"). Buyer shall deduct the Administrative Fee from the Reserve as set forth in Section 3.5 below.

         3.4 ACCOUNTING. Buyer shall prepare and send to Seller after the close of business for each Reconciliation Period, an accounting of the transactions for that Reconciliation Period, including the amount of all Purchased Receivables, all Collections, Adjustments, Finance Charges, and the Administrative Fee. The accounting shall be deemed correct and conclusive unless Seller makes written objection to Buyer within thirty (30) days after the date Seller mails the accounting to Buyer.

         3.5 REFUND TO SELLER. Provided that there does not then exist an Event of Default or any event or condition that with notice, lapse of time or otherwise would constitute an Event of Default, Buyer shall refund to Seller by check after the Reconciliation Date, the amount, if any, which Buyer owes to Seller at the end of the Reconciliation Period according to the accounting prepared by Buyer for that Reconciliation Period (the "Refund"). The Refund shall be an amount equal to:

                  (A)      (1)     The Reserve as of the beginning of the
                                   Reconciliation Period, plus
                           (2)     the Reserve created for each Purchased
                                   Receivable purchased during that
                                   Reconciliation Period, minus

                  (B)      The total for that Reconciliation Period of:
                           (1)     the Administrative Fee;
                           (2)     Finance Charges;
                           (3)     Adjustments;

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                           (4)     Repurchase Amounts, to the extent Buyer has
                                   agreed to accept payment thereof by deduction from the Refund; and
                           (5) the Reserve for the Account Balance as of the first day of the following Reconciliation Period in the minimum percentage set forth in
                                   Section 2.4 hereof.
In the event the formula set forth in this Section 3.5 results in an amount due to Buyer from Seller, Seller shall make such payment in the same manner as set forth in Section 4.3 hereof for repurchases. If the formula set forth in this
Section 3.5 results in an amount due to Seller from Buyer, Seller shall make such payment by check, subject to Buyer's rights under Section 4.3 and Buyer's rights of offset and recoupment.

4.       RECOURSE AND REPURCHASE OBLIGATIONS.
         4.1 RECOURSE. Buyer's acquisition of Purchased Receivables from Seller shall be with full recourse against Seller. In the event the Obligations exceed the amount of Purchased Receivables and Collateral, Seller shall be liable for any deficiency.

         4.2 SELLER'S AGREEMENT TO REPURCHASE. Seller agrees to pay to Buyer on demand, the full face amount, or any unpaid portion of, any Purchased Receivable:

                  (A) which remains unpaid ninety (90) calendar days after the invoice date; or

                  (B) which is owed by any Account Debtor who has filed, or has had filed against it, any bankruptcy case, assignment for the benefit of creditors, receivership, or insolvency proceeding or who has become insolvent (as defined in the United States Bankruptcy Code) or who is generally not paying its debts as such debts become due; or

                  (C) with respect to which there has been any breach of warranty or representation set forth in Section 6 hereof or any breach of any covenant contained in this Agreement; or

                  (D) with respect to which the Account Debtor asserts any discount, allowance, return, dispute, counterclaim, offset, defense, right of recoupment, right of return, warranty claim, or short payment;

         4.3 SELLER'S PAYMENT OF THE REPURCHASE AMOUNT. When any Repurchase Amount becomes due, Buyer shall inform Seller of the manner of payment which may be any one or more of the following in Buyer's sole discretion: (a) in cash immediately upon demand therefor; (b) by delivery of substitute invoices and an Invoice Transmittal acceptable to Buyer which shall thereupon become

Purchased Receivables; (c) by adjustment to the Reserve pursuant to Section 3.5 hereof; (d) by deduction from or offset against the Refund that would otherwise be due and payable to Seller; or (e) by any combination of the forgoing as Buyer may from time to time choose.

         4.4 SELLER'S AGREEMENT TO REPURCHASE - ALL PURCHASED RECEIVABLES. Upon and after the occurrence of an Event of Default, Seller shall, upon Buyer's demand, repurchase the Purchased Receivables then outstanding such option thereof as Buyer may demand. Such demand may, at Buyer's option, include and Seller shall pay to Buyer immediately upon demand, cash in an amount equal to the Advance with respect to each Purchased Receivable then outstanding together with all accrued Finance Charges, Adjustments, Administrative Fees, attorneys' and professional fees, court costs and expenses as provided for herein, and any other amounts due and owing hereunder (the "Obligations"). Upon receipt of payment in full of the Obligations, Buyer shall immediately instruct Account Debtors to pay Seller directly, and return to Seller any Refund due to Seller. For the purpose of calculating any Refund due under this Section only, the Reconciliation Date shall be deemed to be the date Buyer receives payment in good funds of all the Obligations as provided in this Section 4.4.

5. POWER OF ATTORNEY. Seller does hereby irrevocably appoint Buyer and its successors and assigns as Seller's true and lawful attorney in fact, with respect to Purchased Receivables and hereby authorizes Buyer, regardless of whether there has been an Event of Default (a) to sell, assign, transfer, pledge, compromise, or discharge the whole or any part of the Purchased Receivables; (b) to demand collect, receive, sue, and give releases to any Account Debtor for the monies due or which may become due upon or with respect to the Purchased Receivables and to compromise, prosecute, or defend any action, claim, case, or proceeding relating to the Purchased Receivables, including the filing of a claim or the voting of such claims in any bankruptcy case, all in Buyer's name or Seller's name, as Buyer may choose; (c) to prepare, file and sign Seller's name on any notice, claim, assignment, demand, draft or notice of or satisfaction of lien or mechanics' lien or similar document; (d) to notify all Account Debtors with respect to the Purchased Receivables to pay Buyer directly; (e) to receive, open, and dispose of all mail addressed to Seller for the purpose of collecting the Purchased Receivables; (f) to endorse Seller's name on any checks or other forms of payment on the Purchased Receivables; and
(g) to do all acts and things necessary or expedient, in furtherance of any such purposes. If Buyer receives a check or item which is payment for both a Purchased Receivable and another receivable, the funds shall first be applied to the Purchased Receivable and, so long as there does not exist an Event of Default, the excess shall be remitted to Seller.

6.       REPRESENTATIONS, WARRANTIES AND COVENANTS.
         6.1 RECEIVABLES' WARRANTIES, REPRESENTATIONS AND COVENANTS. To induce Buyer to buy receivables and to render its services to Seller, and with full knowledge that the truth and accuracy of the following are being relied upon by the Buyer in determining whether to accept receivables as Purchased Receivables, Seller represents, warrants, covenants and agrees, with respect to each Invoice Transmittal delivered to Buyer and each Receivable described therein, that;

                  (A) Seller is the absolute owner of each receivable set forth in the Invoice Transmittal and has full legal right to sell, transfer and assign such receivables;

                  (B) The correct amount of each receivable is as set forth in the Invoice Transmittal and is not in dispute;

                  (C) The payment of each receivable is not contingent upon the fulfillment of any obligation or contract, past or future, and any and all obligations required of the Seller have been fulfilled as of the date of this Agreement;

                  (D) Each receivable set forth on the Invoice Transmittal is based on an actual sale and delivery of goods and/or services actually rendered, is presently due and owing to Seller, is not past due or in default, has not been previously sold, assigned, transferred, or pledged and is free of any encumbrance of lien;

                  (E) There are no defenses, offsets, or counterclaims against any of the receivables, and no agreement has been made under which the Account Debtor may claim any deduction or discount, except as otherwise stated in the Invoice Transmittal;

                  (F) Each Purchased Receivable shall be the property of the Buyer and shall be collected directly by Buyer, but if for any reason it should be paid to Seller, Seller shall promptly notify Buyer of such payment, shall hold any checks, drafts, or monies so received in trust for the benefit of Buyer, and shall promptly, transfer and deliver the same to the Buyer;

                  (G) Buyer shall have the right of endorsement, and also the right to require endorsement by Seller, on all payments received in connection with each Purchased Receivable and any proceeds of Collateral;

                  (H) Seller, and to Seller's best knowledge, each Account Debtor set forth in the Invoice Transmittal, are and shall remain solvent as that term is defined in the federal Bankruptcy Code and the Uniform Commercial Code;

                  (I) Each Account Debtor named on the Invoice Transmittal will not object to the payment for, or the quality or the quantity of the subject matter of, the receivable and is liable for the amount set forth on the Invoice Transmittal;

                  (J) Each Account Debtor shall promptly be notified after acceptance by Buyer that the Purchased Receivable has been transferred to and is payable to Buyer, and Seller shall not take or permit any action countermand such notification; and

                  (K) All receivables forwarded to and accepted by Buyer after the date hereof, and thereby becoming Purchased Receivables, shall comply with each and every one of the foregoing representations, warranties, covenants and agreements referred to above in this Section 6.1.

         6.2 ADDITIONAL WARRANTIES, REPRESENTATIONS AND COVENANTS. In addition to the foregoing warranties, representations and covenants, to induce Buyer to buy receivables and to render its services to Seller, Seller hereby represents, warrants, covenants and agrees that:

                  (A) Seller will not assign, transfer, sell, or grant any lien or security interest in any Purchased Receivables or Collateral to any other party, without Buyer's prior written consent;

                  (B) The Seller's name, form of organization, place of business and the place where the records concerning all receivables herein referred to are kept as set forth at the beginning of this Agreement, and Seller will promptly advise Buyer in writing if such name, organization, place of business or record keeping is changed or a new place of business or record keeping is added and shall execute any documents necessary to perfect Buyer's interest in the Purchased Receivables and the Collateral; and

                  (C) Seller shall pay all of its normal gross payroll for employees, and all federal and state taxes, as and
                  when  due,   including  without  limitation  all  payroll  and
                  withholding taxes and state sales taxes.


7. ADJUSTMENTS. In the event of a breach of any of the representations, warranties, or covenants set forth in Section 6.1, or in the event any Adjustment or dispute is asserted by any Account Debtor, Seller shall promptly advise Buyer and shall, subject to the Buyer's approval, resolve such disputes and advise Buyer of any adjustment. Unless the disputed Purchased Receivable is repurchased by Seller and the full Repurchase Amount is paid, Buyer shall remain the absolute owner of any Purchased Receivable which is subject to Adjustment or repurchase under Section 4.2 hereof, and any rejected, returned, or recovered personal property, with the right to take possession thereof at any time. If such possession is not taken by Buyer, Seller is to resell it for Buyer's account Seller's expense with the proceeds made payable to Buyer. While Seller retains possession of said returned goods, Seller shall segregate said goods and mark them "property of Silicon Valley Financial Services."

8. SECURITY INTEREST. In order to secure all of Seller's now existing or hereafter arising obligations to Buyer under this Agreement and the professional and legal fees and expenses set forth herein. Seller hereby grants the Buyer a continuing lien upon and security interest in all Seller's now existing or hereafter arising rights and interests in the following (the "Collateral"):

         (A) All accounts, contract rights, chattel paper, general intangibles, claims, causes of action, instruments, documents, letters of credit, bankers acceptances, drafts, rights in and under insurance policies, rights to tax refunds, and inventory, and all proceeds of any of the foregoing, including Seller's rights to any returned or rejected goods, with respect to which Buyer shall have all the rights of any unpaid seller, including the rights of replevin, claim and delivery, reclamation, and stoppage in transit;

         (B) All Seller's rights to monies, refunds, and other amounts due hereunder, which security interest shall include Seller's right of offset and recoupment;

         (C) All goods of Seller, including, but not limited to, all goods, equipment, farm products, machinery, furniture, furnishings, fixtures, tools, supplies and motor vehicles; and

         (D) All proceeds of the foregoing, whether due to voluntary or involuntary disposition, including insurance proceeds.


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
Seller is not authorized to sell, assign, transfer or otherwise convey any Collateral without Buyer's prior consent, except for the sale of finished inventory in the Seller's usual course of business. Seller agrees to sign UCC financing statements, in a form acceptable to Buyer. Seller agrees to deliver to Buyer the originals of all instruments, chattel; paper and documents evidencing or related to Purchased Receivables.

9. DEFAULT. The occurrence of any one or more of the following shall constitute and Event of Default hereunder.

         (A)      Seller fails to pay any amount owed to Buyer as and when due;

         (B) There shall be commenced by or against Seller any voluntary or involuntary case under the federal Bankruptcy Code, or any assignment for the benefit of creditors, or appointment of a receiver or custodian for any of its assets;

         (C) Seller shall become insolvent in that its debts are greater than the fair value of its assets, or Seller is generally not paying it debts as they become due or is left with unreasonably small capital;

         (D) Any involuntary lien, garnishment, attachment or the like is issued against or attaches to the Purchased Receivables or the Collateral and the same is not released within ten (10) days after the date it is issued or attaches; or

         (E) Seller shall breach any covenant, agreement, warranty, or representation set forth herein, and the same is not cured to Buyer's satisfaction within ten (10) days after Buyer has given Seller oral or written notice thereof; provided, that if such breach is incapable of being cured it shall constitute an immediate default hereunder.

10. REMEDIES UPON DEFAULT. Upon the occurrence of an Event of Default, (1) without implying any obligation to buy receivables, Buyer may cease buying receivables or extending any financial accommodations to Seller; and (2) Buyer shall have and may exercise all the rights and remedies under this Agreement and under applicable law, including the rights and remedies of a secured party under the California Commercial Code, including all the power of attorney rights described in Section 5 with respect to any Collateral and the right to collect, dispose of, sell, lease, use, and realize upon all Purchased Receivables and all Collateral in any commercially reasonable manner. Seller and Buyer agree that any notice of sale required to be given to Seller shall be deemed to be reasonable if given five (5) days prior to the date on or after which the sale may be held.


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
11. ACCRUAL OF INTEREST. If any amount owed by Seller hereunder is not paid when due, including, without limitation, amounts due under Section 3.5, Repurchase Amounts, Obligations, and professional fees and expenses under
Section 11, such amounts shall bear interest at a per annum rate equal to the per annum rate of the Finance Charges until the earlier of (i) payment in good funds or (ii) entry of a final judgment therefor, at which time the principal amount of any money judgment remaining unsatisfied shall accrue interest at the highest rate allowed by applicable law.

12. ATTORNEY'S FEES. The Seller will pay to Buyer immediately upon demand all reasonable fees and expenses of attorneys and other professionals that Buyer incurs in preparing, negotiating and enforcing this Agreement, protecting or enforcing its interest in the Purchased Receivables or the Collateral, collecting Purchased Receivables, and representing Buyer in connection with any bankruptcy case or insolvency proceeding involving Seller, the Collateral, any Account Debtor, or any Purchased Receivables.

13. SEVERABILITY AND CHOICE OF LAW. In the event that any provision of this Agreement is deemed invalid by reason of law, this Agreement will be construed as not containing such provision and the remainder of the Agreement shall remain in full force and effect. This Agreement has been transmitted by Seller to Buyer at Buyer's office in the State of California and has been executed and accepted by Buyer in the State of California. This Agreement shall be governed by and interpreted in accordance with the laws of the State of California.

14. ACCOUNT COLLECTION SERVICES. Certain Account Debtors may require or prefer that all of Seller's receivables be paid to the same address and/or party, or Seller and Buyer may agree that all receivables with respect to certain Account Debtors be paid to one party. In such event Buyer and Seller may agree that Buyer shall collect all receivables whether owned by Seller or Buyer and (provided that there does not then exist an Event of Default or event that with notice, lapse or time otherwise would constitute an Event of Default, and subject to Buyer's rights in the Collateral) Buyer agrees to remit to Seller the amount of the receivables collections it receives with respect to receivables other than Purchased Receivables. It is understood and agreed by Seller that this Section does not impose any affirmative duty on Buyer to do any act other than to turn over such amounts. All such receivables and collections are Collateral and in the event of Seller's default hereunder, Buyer shall have no duty to remit collections of Collateral and may apply such collections to the obligations hereunder and Buyer shall have all the rights of a secured party under the Uniform Commercial Code.

15. NOTICES. All notices shall be given to Buyer and Seller at the addresses set forth on the first page of this Agreement and shall be deemed to have been delivered and received: (a) if service; or (c) on the same date of transmission if sent by hand delivery, telecopy, telefax or telex.

16. TERM AND TERMINATION. The term of this Agreement shall be for one (1) year from the date hereof, and from year to year thereafter unless terminated in writing by Buyer or Seller. Seller and Buyer shall each have the right to terminate this Agreement at any time. Notwithstanding the foregoing, any termination of this Agreement shall not affect Seller's security interest in the Collateral and Buyer's ownership of the Purchased Receivables, and this Agreement shall continue to be effective, and Buyer's rights and remedies hereunder shall survive such termination, until all transactions entered into and Obligations incurred hereunder have been completed and satisfied in full.

17. TITLES AND SECTION HEADINGS. The titles and section headings used herein are for convenience only and shall not be used in interpreting this agreement.

         IN WITNESS WHEREOF, Seller and Buyer have executed this agreement on the day and year above written.

SELLER            Cross/Z International, Inc.

BY                /s/ Andre Szykier
                  ------------------------------------------------

TITLE             Senior Vice President
                  ------------------------------------------------

BUYER             H.C.C. Financial Services

BY                /s/ Herbert C. Clough
                  ------------------------------------------------


TITLE             President
                  ------------------------------------------------

                                   ITEM IV, 1

                                    EXHIBIT I

                           CROSS/Z INTERNATIONAL, INC.

                         ADDENDUM TO FACTORING AGREEMENT



                  This Addendum to Factoring Agreement (the "Addendum") is made as of May 8, 1996 by and between CROSS/Z INTERNATIONAL, INC., a California corporation (the "Company"), and H.C.C. Financial Services, a California proprietorship doing business at 40 Deodora Drive, Atherton, California 94027 ("HCC").

                                    RECITALS

                  A. The Company and HCC have previously entered into that certain Factoring Agreement dated as of March 31, 1992, relating to the financing of the Company's accounts receivable (the "Factoring Agreement").

                  B. As of the date hereof, aggregate eligible receivables were approximately $700,000.

                  C. As of the date hereof, the Company had borrowings in the aggregate principal amount of approximately $1,127,000 under the Factoring Agreement.

                  D.       The  Company  is  currently  in  default   under  the
Factoring Agreement and the Outstanding Balance is immediately due and payable upon demand by HCC.

                  E. The Company has entered into a Series D Preferred Stock Purchase Agreement dated as of even date herewith (the "Series D Agreement") pursuant to which the Company intends to issue and sell to those persons named on Exhibit A thereto (the "Purchasers") up to 5,649,533 shares of its Series D Preferred Stock, $0.001 par value per share, at a purchase price of $1.07 per share (the "Series D Financing"). The Series D Agreement and the exhibits thereto contemplate the issuance of additional shares of Series D Preferred Stock as a condition to the initial closing of the Series D Financing. All capitalized terms not otherwise defined herein shall have the meanings set forth in the Series D Agreement.

                  F. The Series D Agreement provides that the amendment of the Factoring Agreement shall be a condition to the closing of the Series D Financing.

         NOW, THEREFORE, THE PARTIES HERETO AGREE to amend the Factoring Agreement as follows:

         1. HCC agrees that it will not demand payment under the Factoring Agreement until the earlier of (i) March 31, 1998, (ii) a material breach by the Company hereunder, or (iii) the occurrence of any of the events of default set forth in Section 9(B), (C) or (D) of the Factoring Agreement (the "Standstill Period").

         2. During the term of the Standstill Period, the Company will set aside segregated funds equal to the difference between then outstanding borrowings under the Factoring Agreement and Eligible Receivables (the "Cash Collateral Account"). The Cash Collateral Account shall be kept in an interest bearing bank account. The Company shall grant HCC a security interest in the Cash Collateral Account to secure its obligations under the Factoring Agreement.

         3. Effective April 30, 1996 and during the term of the Standstill Period, the Company will pay to HCC $10,000 on the first business day of each month. Such amounts will be applied to reduce outstanding borrowings under the Factoring Agreement and will be in addition to payment of monthly interest on outstanding borrowings under the Factoring Agreement.

         4. Effective immediately, the interest rate on all outstanding borrowings under the Factoring Agreement shall be reduced to the greater of (i) 12% per annum or (ii) the prime lending rate as quoted by Bank of America NT&SA plus 3%, adjusted monthly. During the term of the Standstill Period, on the first business day of each month, the Company shall pay interest due on all outstanding borrowings under the Factoring Agreement.

         5. The Company incorporates by reference its representations contained in Article 3 of the Series D Agreement.

         6. The provisions of Article 10 of the Series D Agreement are incorporated herein by reference.

         The foregoing Addendum is hereby executed as of the date first written above.


"COMPANY"


CROSS/Z INTERNATIONAL, INC.
a California corporation


By:      /s/ Mark Chroscielewski
         --------------------------------
         Mark Chroscielewski, President


"HCC"


HCC Financial Services



By:      /s/ Herbert C. Clough
         --------------------------------
         Herbert C. Clough, President